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                                                                     EXHIBIT 4.1


NUMBER                                                                    SHARES

MRH

COMMON SHARES                                                      COMMON SHARES
                              [MONTPELIER RE LOGO]
                              --------------------

INCORPORATED UNDER THE LAWS OF BERMUDA


THIS CERTIFICATE IS TRANSFERABLE IN
   NEW YORK, NY, JERSEY CITY, NJ                              CUSIP G62185 10 6
 CANTON, MA AND HAMILTON, BERMUDA           SEE REVERSE FOR CERTAIN DEFINITIONS


                          MONTPELIER RE HOLDINGS, LTD.

THIS IS TO CERTIFY THAT






is the registered holder of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE U.S. $   PER SHARE, OF

CERTIFICATE OF STOCK
Montpelier Re Holdings, Ltd. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Bye Laws of the Company, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the seal of the Company and the signatures of its duly authorized officers.

Dated


               Secretary                                    President

                              [BERMUDA 2001 SEAL]

AMERICAN BANK NOTE COMPANY


COUNTERSIGNED AND REGISTERED:
                    EQUISERVE TRUST COMPANY, N.A.
                                             TRANSFER AGENT
                                             AND REGISTRAR

BY  /s/ Stephen Cesso

               AUTHORIZED OFFICER
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                          MONTPELIER RE HOLDINGS, LTD.

     The Common Share(s) represented by this Certificate may be transferred in accordance with applicable law and the Bye-Laws of Montpelier Re Holdings, Ltd. by delivery of a duly executed instrument of transfer to either EquiServe Shareholder Services at P.O. Box 2500, Jersey City, New Jersey 07303-2500, U.S.A., or The Bank of Bermuda Limited at 6 Front Street, P.O. Box HM 1020, Hamilton HM DX, Bermuda.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -             Custodian
                         ------------         ----------------------
                            (Cust)                     (Minor)
                         under Uniform Gifts to Minors
                         Act
                             ----------------------------
                                       (State)

    Additional abbreviations may also be used though not in the above list.

For value received,               hereby sell, assign and transfer unto
                    -------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                      shares
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represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                     Attorney
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to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
      ------------------------


               ---------------------------------------------------------------
       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
               NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


                           AMERICAN BANK NOTE COMPANY
                             55TH AND SANSOM STREET
                             PHILADELPHIA, PA 19139
                                 (215) 764-8600
                       SALES: R. JOHNS: 212-269-0339 X-13
                     /HOME 23/LIVE JOBS/W/MONTPELIER 74408

                PRODUCTION COORDINATOR: LISA MARTIN 215-764-8625
                          PROOF OF SEPTEMBER 18, 2002
                          MONTPELIER RE HOLDINGS, LTD.
                                   H 74408 bk
                            OPERATOR:          JW/eg
                                     REV. 1